Crown Cork & Seal Company, Inc.
                     Exhibit 21 - Subsidiaries of Registrant

                                     1 of 4

                                                                                 STATE OR COUNTRY OF
                                                                                   INCORPORATION OR
         NAME                                                                        ORGANIZATION
             Crown Cork & Seal Company, Inc.                                          Pennsylvania
             Crown Cork & Seal Company (PA) Inc.                                      Pennsylvania
             CONSTAR Plastics, Inc.                                                   Georgia
             Anchor Hocking Packaging Co.                                             Delaware
             CarnaudMetalbox Enterprises, Inc.                                        Delaware
             CarnaudMetalbox Investments (USA),  Inc.                                 Delaware
             CarnaudMetalbox Holdings (USA), Inc.                                     Delaware
             Risdon Corporation                                                       Delaware
             Simplimatic Engineering Company                                          Delaware
             Zeller (USA) Plastik, Inc.                                               Delaware
             Crown Cork & Seal Holdings, Inc.                                         Delaware
             Crown Cork & Seal Technologies Corporation                               Delaware
             Crown Cork & Seal Company (USA), Inc.                                    Delaware
             Crown Financial Management, Inc.                                         Delaware
             Crown Overseas Investment Corporation                                    Delaware
             Crown Beverage Packaging, Inc.                                           Delaware
             Central States Can Company of Puerto Rico, Inc.                          Ohio
             Aluplata SA                                                              Argentina
             Crown Cork de Argentina S.A.                                             Argentina
             CMB Packaging International NV                                           Belgium
             Crown Cork Company (Belgium) N.V.                                        Belgium
             Crown Cork Coordination Center, N.V.                                     Belgium
             Speciality Packaging Belgie NV                                           Belgium
             Crown Brasil Holding Ltd.                                                Brazil
             Crown Cork Embalagens S.A.                                               Brazil
             Crown Cork do Nordeste Ltd.                                              Brazil
             Crown Cork & Seal Canada Inc.                                            Canada
             Risdon Cosmetic Containers Inc.                                          Canada
             Crown Cork de Chile, S.A.I.                                              Chile
             Beijing Crown Can Co., Ltd.                                              China
             CarnaudMetalbox Huapeng (Wuxi) Closures Co., Ltd.                        China
             Foshan Crown Can Company, Limited                                        China
             Foshan Crown Easy-Opening Ends Co., Ltd.                                 China
             Huizhou Crown Can Co., Ltd.                                              China
             Shanghai Crown Packaging Co., Ltd.                                       China
             Crown Litometal S.A.                                                     Colombia
             Crown Cork de Puerto Rico, Inc.                                          Delaware
             Astra Plastique                                                          France
             CarnaudMetalbox                                                          France
             CarnaudMetalbox Alimentaire France                                       France
             CarnaudMetalbox Capsules SA                                              France

                         Crown Cork & Seal Company, Inc.
                     Exhibit 21 - Subsidiaries of Registrant

                                     2 of 4



                                                                                 STATE OR COUNTRY OF
                                                                                   INCORPORATION OR
             NAME                                                                    ORGANIZATION


             CarnaudMetalbox Group Services                                           France
             CarnaudMetalbox Industries                                               France
             CarnaudMetalbox Plastique SA                                             France
             CarnaudMetalbox Sante Beaute                                             France
             CMB Plastique                                                            France
             Crown Cork & Seal Finance S.A.                                           France
             Crown Cork Company (France) S.A.                                         France
             Crown Development SNC                                                    France
             Crown Financial Corporation - France                                     France
             Polyflex                                                                 France
             Societe Bourguignonne D'Applications Plastiques                          France
             Societe de Participations Entrangers CarnaudMetalbox                     France
             Societe de Participations CarnaudMetalbox                                France
             Societe De Mecanique Generale                                            France
             Societe Francasie De Development De La Boite Boisson                     France
             Blechpackungswerk Eberswalde GmbH                                        Germany
             CarnaudMetalbox Deutschland GmbH                                         Germany
             CarnaudMetalbox Nahrungsmitteldosen GmbH                                 Germany
             CarnaudMetalbox Plastik Holding GmbH                                     Germany
             Crown Bender (Germany) GmbH                                              Germany
             Crown Cork Holding GmbH                                                  Germany
             Eberswalde Verpackungen GmbH                                             Germany
             Stephan & Hoffman Blechverpackungen GmbH                                 Germany
             Wehrstedt GmbH                                                           Germany
             Zeller Plastik GmbH                                                      Germany
             Zuchner Gruss Metallverpackungen GmbH                                    Germany
             Zuchner Metallverpackugen GmbH                                           Germany
             Zuchner Verpackugen GmbH & Co                                            Germany
             Zuchner Verschlusse GmbH                                                 Germany
             Hellas Can Packaging Manufacturers                                       Greece
             Crown Can Hong Kong Limited                                              Hong Kong
             CarnaudMetalbox Magyarorszag                                             Hungary
             CarnaudMetalbox Italia SRL                                               Italy
             CMB Italcaps SRL                                                         Italy
             Crown Cork Company (Italy) S.P.A.                                        Italy
             FABA Sud Spa                                                             Italy
             Nuova Sirma                                                              Italy
             Superbox Aerosols SRL                                                    Italy
             Superbox Contenitori per Bevande SRL                                     Italy
             Societe Malgache D'Emgallages Metalliques                                Madagascar
             CarnaudMetalbox Bevcan SDN BHD                                           Malaysia

                         Crown Cork & Seal Company, Inc.
                     Exhibit 21 - Subsidiaries of Registrant

                                     3 of 4



                                                                                 STATE OR COUNTRY OF
                                                                                   INCORPORATION OR
             NAME                                                                    ORGANIZATION


             CarnaudMetalbox Packaging SDH BHD                                        Malaysia
             Crown Cork de Mexico, S.A.                                               Mexico
             Envases Generales Crown, S.A. DE C.V.                                    Mexico
             Crown Cork Company (Morocco) S.A.                                        Morocco
             CarnaudMetalbox NV                                                       The Netherlands
             CMB Closures Benelux BV                                                  The Netherlands
             CMB Promotional Packaging (Netherlands) BV                               The Netherlands
             Crown Cork Company (Holland) B.V.                                        The Netherlands
             Crown Cork Mijdrecht B.V.                                                The Netherlands
             Crown Cork Netherlands Holding B.V.                                      The Netherlands
             Speciality Packaging Nederland BV                                        The Netherlands
             CarnaudMetalbox Nigeria PLC                                              Nigeria
             CarnaudMetalbox Tworzyna Sztuczne SP Z.O.D.                              Poland
             CMB Colep Embalagens SA                                                  Portugal
             Crown Cork & Seal (Portugal) S.A.                                        Portugal
             CarnaudMetalbox (Asia-Pacific) Holdings PTE Ltd.                         Singapore
             CarnaudMetalbox Asia Limited                                             Singapore
             CarnaudMetalbox Closures Asia Pacific Ltd                                Singapore
             CarnaudMetalbox Packaging PTE Limited                                    Singapore
             CarnaudMetalbox Slovakia Spol. S.R.O.                                    Slovakia
             Crown Cork Company, S.A. (Pty) Ltd.                                      South Africa
             Crown Investment Holdings (Pty) Ltd.                                     South Africa
             CMB Envases Alimentarios SA                                              Spain
             Crown Cork Company Iberica (Spain) S.A.                                  Spain
             Envases CarnaudMetalbox SA                                               Spain
             Envases de Bebidas SA                                                    Spain
             Envases Metalicos Namlleu SA Manlleu                                     Spain
             Envases Metalner SA                                                      Spain
             Envases Murcianos SA                                                     Spain
             Risdon Productos de Metal LTDA                                           Spain
             CarnaudMetalbox Tanzania Limited                                         Tanzania
             CarnaudMetalbox (Thailand) PLC                                           Thailand
             CarnaudMetalbox Bevcan Limited                                           Thailand
             Crown Cork & Seal (Thailand) Co., Ltd.                                   Thailand
             CarnaudMetalbox Ambalaj Sanayi Ve Ticaret Anonim Sirketi                 Turkey
             CMB Plaspak Plastic Ambalaj Sanayi  AS                                   Turkey
             CONSTAR Ambalaj Sanayi Ve Ticaret A.S.                                   Turkey
             Emirates Can Company, Ltd. (Dubai, UAE)                                  United Arab Emirates
             CarnaudMetalbox Bevcan PLC                                               United Kingdom
             CarnaudMetalbox Closures PLC                                             United Kingdom
             CarnaudMetalbox Engineering PLC                                          United Kingdom


                         Crown Cork & Seal Company, Inc.
                     Exhibit 21 - Subsidiaries of Registrant

                                     4 of 4


                                                                                 STATE OR COUNTRY OF
                                                                                   INCORPORATION OR
             NAME                                                                    ORGANIZATION

             CarnaudMetalbox Group UK Limited                                         United Kingdom
             CarnaudMetalbox Holding (UK) Limited                                     United Kingdom
             CarnaudMetalbox Overseas Limited                                         United Kingdom
             CarnaudMetalbox PLC                                                      United Kingdom
             CMB Bottles and Closures                                                 United Kingdom
             CONSTAR International U.K., Ltd.                                         United Kingdom
             Crown Cork & Seal Finance PLC                                            United Kingdom
             Crown UK Holdings  Ltd.                                                  United Kingdom
             Risdon Limited                                                           United Kingdom
             Speciality Packaging (UK) PLC                                            United Kingdom
             The Crown Cork Company Limited                                           United Kingdom
             United Closures & Plastic PLC                                            United Kingdom
             Zeller Plastik UK Limited                                                United Kingdom
             CarnaudMetalbox (Saigon) Limited                                         Vietnam

(1) The list includes only consolidated subsidiaries which are directly owned or indirectly owned by the Registrant.

(2) In accordance with Regulation S-K, Item 601(b)(22)(ii), the names of certain subsidiaries have been omitted from the foregoing list. The unnamed subsidiaries, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary, as defined in Regulation S-X, Rule 1-02 (w).